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                                                                    EXHIBIT 99.3





                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K (the "Report") of First National Master Note Trust (the "Company") for the year ended December 31, 2002, I, Matthew W. Lawver, President of First National Funding Corporation as managing member of First National Funding LLC as transferor, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         FIRST NATIONAL MASTER NOTE TRUST

                                         By First National Funding LLC

                                         By: First National Funding Corporation,
                                         Managing Member, as Transferor


                                         By: /s/ Matthew W. Lawver
                                            ------------------------------------
                                                 Matthew W. Lawver, President

Date:  April 14, 2003